UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 10, 2020

MVC CAPITAL, INC.
(the “Fund”)
(Exact name of registrant as specified in its charter)

DELAWARE, 814-00201, 943346760
(Jurisdiction of Incorporation) (Commission File Number) (IRS Employer Identification Number)

287 Bowman Avenue
2nd Floor
Purchase, NY 10577
(Address of registrant’s principal executive office)

914-701-0310
(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MVC	New York Stock Exchange
Senior Notes	MVCD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 10, 2020, the Fund entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Barings BDC, Inc., a Maryland corporation (“BBDC”), Mustang Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of BBDC (“Acquisition Sub”), and Barings LLC, a Delaware limited liability company and investment adviser to BBDC (“Barings”). The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into the Fund, with the Fund continuing as the surviving company and as a wholly-owned subsidiary of BBDC (the “First Step”) and, immediately thereafter, the Fund will merge with and into BBDC, with BBDC continuing as the surviving company (the “Second Step” and, together with the First Step, the “Merger”). The boards of directors of both BBDC and the Fund, including all of the respective independent directors, have approved the Merger Agreement and the transactions contemplated therein. The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

In the First Step, each share of the Fund’s common stock issued and outstanding immediately prior to the effective time of the First Step (excluding any shares cancelled pursuant to the Merger Agreement) will be converted into the right to receive (i) $0.39492 per share in cash, without interest, from Barings (such amount of cash, the “Cash Consideration”) and (ii) 0.94024 (such ratio, as may be adjusted pursuant to the Merger Agreement, the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of BBDC common stock, par value $0.001 per share (the “Share Consideration” and together with the Cash Consideration, the “Merger Consideration”). Pursuant to the Merger Agreement, total value of the consideration to be received by the Fund’s stockholders at closing is subject to adjustment as set forth in the Merger Agreement and may be different than the estimated total consideration described herein, depending on a number of factors, including the number of outstanding shares of BBDC and the Fund’s common stock, the payment of tax dividends by the Fund, undistributed investment company taxable income and undistributed net capital gains of the Fund and changes of the Euro-to-U.S. dollar exchange rate relating to certain of the Fund’s investments between April 30, 2020 and the closing date.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of BBDC’s and the Fund’s businesses during the period prior to the closing of the Merger. BBDC and the Fund have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of BBDC’s and the Fund’s stockholders, respectively, and the boards of directors of BBDC and the Fund have agreed to recommend that their respective stockholders approve the applicable proposals (as described below).

The Merger Agreement provides that the Fund shall not, and shall cause its representatives and subsidiaries not to, solicit proposals relating to alternative transactions, or, subject to certain exceptions, initiate or participate in discussions or negotiations regarding, or provide information with respect to, any proposal for an alternative transaction. However, the board of directors of the Fund may, subject to certain conditions, change its recommendation to the stockholders of the Fund or, on payment of a termination fee by the Fund of approximately $2.94 million and the reimbursement of up to $1.18 million in expenses incurred by BBDC and Barings, terminate the Merger Agreement and enter into an Alternative Acquisition Agreement (as defined in the Merger Agreement) for a Superior Proposal (as defined in the Merger Agreement), if it determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with its fiduciary duties or obligations under applicable law.

Consummation of the First Step, which is currently anticipated to occur during the fourth quarter of fiscal year 2020, is subject to certain customary closing conditions, including (1) adoption of the Merger Agreement by a majority of the outstanding shares of the Fund’s common stock, (2) approval of the issuance of BBDC common stock to be issued in the First Step by a majority of the votes cast by the BBDC stockholders on the matter, (3) approval of the issuance of BBDC’s common stock in connection with the First Step at a price below the then-current net asset value per share of BBDC common stock, if applicable, by the vote specified in Section 63(2)(A) of the Investment Company Act of 1940, as amended, (4) the absence of certain legal impediments to the consummation of the Merger, (5) effectiveness of the registration statement for the BBDC common stock to be issued as consideration in the First Step, (6) approval for listing on the New York Stock Exchange of the BBDC common stock to be issued as consideration in the First Step, (7) subject to certain materiality standards, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, and (8) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

In addition, BBDC and the Fund will take steps necessary to provide for the repayment at closing of the Fund’s credit facilities and the redemption or assumption of the Fund’s 6.25% senior notes due November 30, 2022.

The Merger Agreement also contains certain termination rights in favor of BBDC and the Fund, including if the First Step is not completed on or before February 10, 2021 or if the requisite approvals of BBDC stockholders or stockholders of the Fund are not obtained. The Merger Agreement also provides that, upon the valid termination of the Merger Agreement under certain circumstances, BBDC may be required to pay or cause to be paid to the Fund a termination fee of approximately $4.70 million, or the Fund may be required to pay or cause to be paid to BBDC a termination fee of approximately $2.94 million.

The description above is only a summary of the material provisions of the Merger Agreement and is qualified in its entirety by reference to a copy of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Voting Agreements

Prior to the entry into the Merger Agreement and as a condition to the willingness of BBDC to enter into the Merger Agreement, Leon G. Cooperman, Michael T. Tokarz, Wynnefield Capital, Inc. and West Family Investments, Inc., stockholders of the Fund which collectively own approximately 31% of the Fund’s common stock issued and outstanding as of the date of the Merger Agreement, entered into voting agreements with BBDC (collectively, the “Voting Agreements”), pursuant to which, among other things, such stockholders of the Fund have, subject to the terms and conditions set forth in the Voting Agreements, agreed to support the Merger and the transactions contemplated by the Merger Agreement and to vote all their shares of the Fund’s common stock in favor of the First Step. The Voting Agreements’ obligations to vote in favor of the First Step terminate upon certain events, including the effective time of the First Step, the valid termination of the Merger Agreement in accordance with its terms, the termination of the Voting Agreements by mutual consent of the parties thereto or a change in the recommendation of the Fund’s board of directors to the Fund’s stockholders pursuant to the Merger Agreement.

ITEM 7.01.	Regulation FD Disclosure.

On August 10, 2020, the Fund and BBDC issued a joint press release announcing the entry into the Merger Agreement. The joint press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are statements other than statements of historical facts, are not guarantees of future performance or results of BBDC, the Fund, or, following the Merger, the combined company, and involve a number of risks and uncertainties, including statements regarding the completion of the proposed Merger.  Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by BBDC or the Fund with the Securities and Exchange Commission (“SEC”), including those contained in the Proxy Statement (as defined below), when such documents become available. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Merger closing, (ii) the expected synergies and savings associated with the Merger, (iii) the expected elimination of certain expenses and costs due to the Merger, (iv) the percentage of the Funds’s stockholders voting in favor of the Merger, (v) the percentage of BBDC’s stockholders voting in favor of the relevant Proposals (as defined below), (vi) the possibility that competing offers or acquisition proposals for the Fund will be made; (vii) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (viii) risks related to diverting the attention of BBDC’s management or the Fund’s management from ongoing business operations, (ix) the risk that stockholder litigation in connection with the Merger may result in significant costs of defense and liability, (x) the future operating results of the combined company or BBDC’s, the Fund’s or the combined company’s portfolio companies, (xi) regulatory approvals and other factors, (xii) changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which BBDC and the Fund invest, (xiii) changes to the form and amounts of the Fund’s tax obligations, (xiv) changes in the Euro-to-U.S. dollar exchange rate, (xv) fluctuations in the market price of BBDC’s common stock, (xvi) the Merger’s effect on the relationships of BBDC or the Fund with their respective investors, portfolio companies, lenders and service providers, whether or not the Merger is completed, (xvii) the reduction in BBDC’s stockholders’ and the Fund’s stockholders’ percentage ownership and voting power in the combined company, (xviii) the challenges and costs presented by the integration of BBDC and the Fund, (xix) the uncertainty of third-party approvals, (xx) the significant Merger transaction costs, (xxi) the restrictions on BBDC’s and the Fund’s conduct of business set forth in the definitive merger agreement and (xxii) other changes in the conditions of the industries in which BBDC and the Fund invest and other factors enumerated in BBDC’s and the Fund’s filings with the SEC. You should not place undue reliance on such forward-looking statements, which are and will be based upon BBDC management’s and the Fund management’s respective then-current views and assumptions regarding future events and operating performance, and speak only as of the date any such statement is made. Neither BBDC nor the Fund undertakes any duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving BBDC and the Fund, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the proposed Merger, BBDC and the Fund plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Proxy Statement”), and BBDC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Proxy Statement and a prospectus of BBDC. The Proxy Statement and the Registration Statement will each contain important information about BBDC, the Fund, the proposed Merger and related matters. STOCKHOLDERS OF EACH OF BBDC AND THE FUND ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBDC, THE FUND, THE MERGER AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site at http://www.sec.gov and, for documents filed by BBDC, from BBDC’s website at http://www.baringsbdc.com or for documents filed by the Fund, from the Fund’s website at http://www.mvccapital.com.

Participants in the Solicitation

BBDC and the Fund and their respective directors, executive officers and certain other members of management and employees of Barings LLC, The Tokarz Group Advisers LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of BBDC and the Fund in connection with the Proposals. Information about the directors and executive officers of BBDC is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 10, 2020. Information about the directors and executive officers of the Fund is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 10, 2020. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of BBDC’s and the Fund’s stockholders in connection with the Proposals will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when such documents become available. Investors should read the Proxy Statement and Registration Statement carefully in their entirety when they become available before making any voting or investment decisions. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report on Form 8-K is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in BBDC, the Fund or in any fund or other investment vehicle. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, by and among Barings BDC, Inc., MVC Capital, Inc., Mustang Acquisition Sub, Inc., and Barings LLC, dated as of August 10, 2020.

99.1	Joint press release of MVC Capital, Inc. dated as of August 10, 2020.

*Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC CAPITAL, INC.

By:	/s/ Michael Tokarz
Michael Tokarz
Chairman

Dated: August 10, 2020